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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of ____________, 2003 between Whiting Petroleum Corporation, a Delaware corporation ("WPC"), Alliant Energy Corporation, a Wisconsin corporation ("Alliant Energy") and Alliant Energy Resources, Inc., a Wisconsin corporation and a wholly-owned subsidiary of Alliant Energy ("Resources").

                                    RECITALS

     WHEREAS, Alliant Energy, Resources, WPC and Whiting Oil and Gas Corporation have entered into a Master Separation Agreement, effective on ________, 2003 (the "Master Separation Agreement"), pursuant to which WPC has agreed to enter into this Agreement granting Alliant Energy and Resources the registration rights set forth below with respect to all shares of WPC's common stock, par value $0.001 per share ("Common Stock"), that Resources will own after the consummation of WPC's initial public offering (the "IPO") and any securities received thereafter in respect of such shares of Common Stock.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1. Definitions. As used in this Agreement, the capitalized terms used but not otherwise defined shall have the following meanings:

     "Board of Directors" shall mean WPC's board of directors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Marketing Materials" shall mean any materials or information provided to investors by, or with the approval of, WPC in connection with the marketing of the offering of any Registrable Securities.

     "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity of whatever nature.

     "Registrable Security" shall mean (a) any outstanding shares of Common Stock held by Resources as of the date hereof, or acquired from WPC or an affiliate of WPC, whether as the result of the purchase of Common Stock, the conversion of any convertible security or otherwise or (b) any outstanding shares of Common Stock that may be issued or distributed with respect to the shares described in clause (a) by way of a stock dividend or stock split or other distribution, recapitalization or reclassification until (i) a registration statement covering such Common Stock

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has been declared effective by the SEC and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act (or any similar provisions then in force) are met or (iii) such shares may be resold, without regard to volume limitations, under Rule 144 (or any similar provisions then in effect) of the Securities Act.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Underwriter" shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                   ARTICLE II
                               REGISTRATION RIGHTS

     Section 2.1. Demand Registrations.

         (a) At any time and from time to time until the third anniversary of this Agreement, Alliant Energy may make a written request for registration under the Securities Act of all or part of the Registrable Securities (a "Demand Registration"); provided that such request specifies the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof.

         (b) WPC shall not be required to effect more than three Demand Registrations pursuant to this Section 2.1.

         (c) A registration will not count as a Demand Registration until the registration statement has become effective under the Securities Act and shall have remained or been effective for a period of 270 days in the aggregate or such lesser period as may be necessary to permit the sale of all Registrable Securities registered in connection with such Demand Registration.

         (d) If Alliant Energy so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Alliant Energy shall select one or more nationally recognized firms of investment bankers to act as the book-managing, lead-managing and co-managing Underwriter or Underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering.

         (e) If, at the time of any request to register Registrable Securities pursuant to Section 2.1, (i) WPC is (A) pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Board of Directors determines in good faith that WPC's ability to pursue or consummate such transaction would be materially adversely affected by such registration statement requested by Alliant Energy or (B) in possession of material non-public information concerning it or its business and affairs and the Board of Directors determines in good faith that the prompt public disclosure of such information in a registration statement would

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have a material adverse effect on WPC and (ii) WPC so notifies Alliant Energy within five days after Alliant Energy makes such a request, then WPC may at its option postpone the filing of a registration statement in response to such request for a period not in excess of 45 days from the date of such request; provided that such right to postpone may be exercised by WPC not more than once within any twelve-month period. If WPC shall so postpone the filing of a registration statement, Alliant Energy shall have the right to withdraw the request for registration by giving written notice to WPC within 30 calendar days after receipt of the notice of postponement, and WPC shall not be deemed to have effected a Demand Registration pursuant to this Section 2.1, but WPC shall be deemed to have exercised its postponement right. WPC shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of Alliant Energy.

     Section 2.2. Piggyback Registration. If, at any time prior to the third anniversary of this Agreement, WPC proposes to file a registration statement under the Securities Act with respect to an offering by WPC for its own account and/or for the account of its securityholders of any shares of Common Stock (other than (i) a Demand Registration, (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (iii) a registration statement filed in connection with an exchange offer or an offering of securities solely to WPC's existing securityholders), then WPC shall give written notice of such proposed filing to Alliant Energy as soon as practicable (but in no event less than 30 days before the anticipated filing date) and shall offer Alliant Energy the opportunity to register such number of shares of Registrable Securities as Alliant Energy may request (which request, specifying the Registrable Securities intended to be registered, shall be delivered in writing to WPC at least ten days prior to the anticipated filing date) (a "Piggyback Registration"). There shall be no limit to the number of times Alliant Energy may request to include Registrable Securities in a Piggyback Registration. WPC shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Alliant Energy shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to WPC of its request to withdraw. WPC may withdraw a Piggyback Registration at any time prior to 48 hours in advance of the time such registration statement becomes effective. The holder(s) (or, in the case of WPC, the issuer) of a majority of the shares of Common Stock included in any underwritten offering made pursuant to this Section
2.2 shall select one or more nationally recognized firms of investment bankers to act as the book-managing, lead-managing and co-managing Underwriter or Underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. If the managing Underwriter or Underwriters of an offering described in this Section 2.2 determine that the success of such offering would be materially and adversely affected by inclusion of all of the Registrable Securities requested to be included, then the number of shares to be included in the offering shall be reduced by the amount indicated by the Underwriters, and WPC shall include in such registration the then remaining shares to be included in the offering, allocated as follows: (i) first, the shares, if any, proposed to be registered by WPC for its own account, (ii) second, an amount of Registrable Securities requested to be included in such registration pursuant to this Section 2.2 by Alliant Energy and


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(iii) third, the shares, if any, proposed to be registered for the account of any other security holder exercising contractual demand registration rights.

                                  ARTICLE III
                             REGISTRATION PROCEDURES

     Section 3.1. Filings; Information. Whenever Alliant Energy has requested that any Registrable Securities be registered pursuant to this Agreement, WPC will use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

         (a) WPC will as expeditiously as practicable, but in any event within 45 days of such request, prepare and file with the SEC a registration statement on any form for which WPC then qualifies or which counsel for WPC shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof (it being understood that WPC shall use Form S-3 (or any substitute form that may be adopted by the SEC) if such form is then available to WPC and that Alliant Energy may, in the case of a Demand Registration, request that WPC file a "shelf" registration statement pursuant to Rule 415 under the Securities Act), and use its best efforts to cause such filed registration statement to become effective as soon as practicable and thereafter to remain effective for a period of not less than 270 days unless all Registrable Securities are sold in a lesser period.

         (b) WPC will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to Alliant Energy, its counsel and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review by the foregoing within ten business days after delivery, and thereafter furnish to Alliant Energy, its counsel and each Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Alliant Energy, its counsel or any Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Resources.

         (c) After the filing of the registration statement, WPC will immediately notify Alliant Energy of any stop order issued or threatened by the SEC and will use its best efforts to prevent the entry of such stop order or to remove it if entered.

         (d) WPC will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or "blue sky" laws of such jurisdictions in the United States and such other jurisdictions as Alliant Energy reasonably (in light of Alliant Energy's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of WPC and do any and all other acts and things that may be reasonably necessary or advisable to enable Resources to consummate the disposition of the Registrable Securities owned by it; provided that WPC will not be required to


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(A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

         (e) WPC will immediately notify Alliant Energy, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will promptly make available to Alliant Energy and each Underwriter, if any, any such supplement or amendment.

         (f) WPC will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the intended plan of distribution of Alliant Energy. Alliant Energy may, at its option, require that any or all of the representations, warranties and covenants of WPC or to or for the benefit of such Underwriters also be made to and for the benefit of Alliant Energy and Resources.

         (g) WPC will deliver promptly to Alliant Energy and each Underwriter, if any, copies of all correspondence between the SEC and WPC, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and make available for inspection by Alliant Energy, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by Alliant Energy or such Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of WPC as shall be reasonably necessary to enable them to perform a reasonable and customary due diligence investigation, and cause WPC's officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement.

         (h) WPC will furnish to Alliant Energy and to each Underwriter, if any, a signed counterpart, addressed to Alliant Energy or such Underwriter, of (i) an opinion or opinions of counsel to WPC and (ii) a comfort letter or comfort letters from WPC's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as Alliant Energy or the managing Underwriter, if any, therefor reasonably requests.

         (i) WPC will use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         (j) In connection with an underwritten offering, WPC will, and will cause its management to participate, at WPC's expense, to the extent reasonably requested by the


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managing Underwriter for the offering or Alliant Energy, in efforts to sell the
Registrable Securities under the offering (including, without limitation, participating in "road show" meetings with prospective investors) that would be customary for primary offerings of equity securities by WPC.

         (k) WPC will appoint a transfer agent and registrar for all of the Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

         (l) WPC will furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by Alliant Energy or the managing Underwriter.

         (m) WPC will use its best efforts to have the Registrable Securities sold in the offering listed on any domestic and foreign securities exchanges on which the Common Stock is then listed.

     WPC may require Alliant Energy to promptly furnish in writing to WPC such information regarding the distribution of the Registrable Securities as WPC may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     Alliant Energy agrees that, upon receipt of any notice from WPC of the occurrence of any event of the kind described in Section 3.1(e), Alliant Energy will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Alliant Energy's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e). In the event WPC shall give such notice, WPC shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) to the date when WPC shall make available to Alliant Energy a prospectus supplemented or amended to conform with the requirements of Section 3.1(e).

     Section 3.2. Registration Expenses. All expenses incurred in complying with Sections 2.1 or 2.2, including, without limitation, all registration and filing fees (including all expenses incident to any filing on behalf of the Underwriters or otherwise with the National Association of Securities Dealers, Inc. or listing on any domestic or foreign securities exchange), fees and expenses incurred in connection with listing of the Registrable Securities on any domestic or foreign securities exchanges, fees and expenses of accountants (including the expenses and costs associated with any comfort letters), fees and expenses of independent petroleum engineers, fees and expenses of WPC's counsel, fees and expenses of complying with securities and "blue sky" laws (including those of counsel retained to effect such compliance) and printing expenses shall be paid by WPC, except that (i) Alliant Energy shall pay all underwriting discounts and commissions attributable to the sale of the Registrable Securities and (ii) Alliant Energy shall pay the fees and expenses of its separate advisors and legal counsel. In connection with any registration statement filed pursuant to Section 2.1 or 2.2, WPC will pay WPC's internal


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expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) incurred in connection with such registration.

                                   ARTICLE IV
                        INDEMNIFICATION AND CONTRIBUTION

     Section 4.1. Indemnification of WPC and its Affiliates.

         (a) Alliant Energy and Resources, jointly and severally, shall indemnify and hold WPC, its officers and directors and each Person, if any, who controls WPC within the meaning of either Section 11 of the Securities Act or
Section 20 of the Exchange Act (the "WPC Indemnified Parties") harmless from:

             (i) Any and all losses, liabilities, claims and damages the substance of which are based solely on information provided in writing by Alliant Energy about Alliant Energy or Resources expressly for use in any registration statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto, any preliminary prospectus, or any Marketing Materials; and

             (ii) Any reasonable costs or expenses, including reasonable attorneys' fees and expenses (subject to certain limitations when Alliant Energy is defending the claim in accordance with Section 4.1(c)), of the WPC Indemnified Parties incident to a loss, liability, claim or damage for which the WPC Indemnified Parties are entitled to be indemnified pursuant to Section 4.1(a)(i) above.

         (b) The indemnity obligation under this Section 4.1 shall apply without regard to whether the loss, liability, claim, damage, cost or expense for which indemnity is claimed hereunder was caused by the negligence of any of the WPC Indemnified Parties (whether such negligence be sole, joint or concurrent, active or passive), or whether such loss, liability, claim, damage, cost or expense is based on strict liability, absolute liability or arising as an obligation or contribution.

         (c) After receipt by a WPC Indemnified Party of notice, or a WPC Indemnified Party's actual discovery, of any action, proceeding, claim, demand, or potential claim that could give rise to a right to indemnification pursuant to any provision of this Agreement (any of which is individually referred to as a "WPC Circumstance"), such WPC Indemnified Party shall give Alliant Energy written notice describing the WPC Circumstance in reasonable detail; provided, however, that no delay by such WPC Indemnified Party in notifying Alliant Energy shall relieve Alliant Energy and Resources from any liability or obligation hereunder unless (and then solely to the extent) Alliant Energy's or Resources' position is actually adversely prejudiced. In the event Alliant Energy notifies such WPC Indemnified Party within fifteen days after such notice that Alliant Energy is assuming the defense thereof, (i) Alliant Energy will defend the WPC Indemnified Parties against the WPC Circumstances with counsel of its choice, provided such counsel is reasonably satisfactory to WPC, (ii) the WPC Indemnified Parties may retain separate co-counsel at its or their sole cost and expense (except that Alliant Energy will be responsible for the fees and expenses for the separate co-counsel to the extent WPC reasonably concludes that the counsel Alliant Energy has selected has

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a conflict of interest), (iii) the WPC Indemnified Parties will not consent to the entry of any judgment or enter into any settlement with respect to the WPC Circumstances without the written consent of Alliant Energy and (iv) Alliant Energy will not consent to the entry of any judgment with respect to the WPC Circumstances, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the WPC Indemnified Parties from all liability with respect thereto, without the written consent of WPC. In the event Alliant Energy does not notify a WPC Indemnified Party within fifteen (15) days after such WPC Indemnified Party has given notice of the WPC Circumstance that Alliant Energy is assuming the defense thereof, the WPC Indemnified Parties may defend against, or enter into any settlement with respect to, the WPC Circumstance in any manner the WPC Indemnified Parties reasonably may deem appropriate, at Alliant Energy's cost.

         (d) Indemnification under this Section 4.1 shall be in addition to any remedies the WPC Indemnified Parties may have at law or equity; provided, however, that in no event shall Alliant Energy and Resources (considered for this purpose as one entity) be obligated to the WPC Indemnified Parties under this Agreement or otherwise to pay in connection with this Agreement or otherwise any amount in excess of the aggregate net proceeds received by Alliant Energy or Resources from the sale of Registrable Securities in connection with which such liability or obligation is claimed to arise.

     Section 4.2. Indemnification of Alliant Energy and Its Affiliates.

         (a) WPC shall indemnify and hold Alliant Energy and Resources, their respective officers and directors, and each Person, if any, who controls Alliant Energy or Resources within the meaning of either Section 11 of the Securities Act or Section 20 of the Exchange Act (the "Alliant Energy Indemnified Parties") harmless from:

             (i)  Any and all losses, liabilities, claims and damages related to any offering or sale of Registrable Securities pursuant to this Agreement or any registration statement relating to any such offering or sale, including any and all amounts payable by Alliant Energy or Resources pursuant to the indemnification or contribution provisions of any underwriting agreement relating to any such offering or sale, except any losses, liabilities, claims or damages the substance of which are based solely on information provided in writing by Alliant Energy about Alliant Energy or Resources expressly for use in any registration statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto, any preliminary prospectus, or any Marketing Materials; and

             (ii) Any reasonable costs or expenses, including reasonable attorneys' fees and expenses (subject to certain limitations when WPC is defending the claim in accordance with Section 4.2(c)), of the Alliant Energy Indemnified Parties incident to a loss, liability, claim or damage for which the Alliant Energy Indemnified Parties are entitled to be indemnified pursuant to Section 4.2(a)(i) above.

         (b) The indemnity obligation under this Section 4.2 shall apply without regard to whether the loss, liability, claim, damage, cost or expense for which indemnity is claimed

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hereunder was caused by the negligence of any of the Alliant Energy Indemnified
Parties (whether such negligence be sole, joint or concurrent, active or passive), or whether such loss, liability, claim, damage, cost or expense is based on strict liability, absolute liability or arising as an obligation or contribution.

         (c) After receipt by an Alliant Energy Indemnified Party of notice, or an Alliant Energy Indemnified Party's actual discovery, of any action, proceeding, claim, demand, or potential claim that could give rise to a right to indemnification pursuant to any provision of this Agreement (any of which is individually referred to as an "Alliant Energy Circumstance"), such Alliant Energy Indemnified Party shall give WPC written notice describing the Alliant Energy Circumstance in reasonable detail; provided, however, that no delay by such Alliant Energy Indemnified Party in notifying WPC shall relieve WPC from any liability or obligation hereunder unless (and then solely to the extent) WPC's position is actually adversely prejudiced. In the event WPC notifies such Alliant Energy Indemnified Party within fifteen (15) days after such notice that WPC is assuming the defense thereof, (i) WPC will defend the Alliant Energy Indemnified Parties against the Alliant Energy Circumstances with counsel of its choice, provided such counsel is reasonably satisfactory to Alliant Energy, (ii) the Alliant Energy Indemnified Parties may retain separate co-counsel at its or their sole cost and expense (except that WPC will be responsible for the fees and expenses for the separate cc-counsel to the extent Alliant Energy concludes reasonably that the counsel WPC has selected has a conflict of interest), (iii) the Alliant Energy Indemnified Parties will not consent to the entry of any judgment or enter into any settlement with respect to the Alliant Energy Circumstances without the written consent of WPC and (iv) WPC will not consent to the entry of any judgment with respect to the Alliant Energy Circumstances, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Alliant Energy Indemnified Parties from all liability with respect thereto, without the written consent of Alliant Energy. In the event WPC does not notify Alliant Energy within fifteen
(15) days after an Alliant Energy Indemnified Party has given notice of the Alliant Energy Circumstance that WPC is assuming the defense thereof, the Alliant Energy Indemnified Parties may defend against, or enter into any settlement with respect to, the Alliant Energy Circumstance in any manner the Alliant Energy Indemnified Parties reasonably may deem appropriate, at WPC's cost.

         (d) Indemnification under this Section 4.2 shall be in addition to any remedies the Alliant Energy Indemnified Parties may have at law or equity.

     Section 4.3. Contribution. If the indemnification provided for in this
Article IV from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties'


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relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Article IV, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be liable for contribution with respect to any action or claim settled without its written consent, which consent shall not be unreasonably withheld.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.3 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (with the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V
                                  MISCELLANEOUS

     Section 5.1. Rule 144. WPC covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as Alliant Energy may reasonably request, all to the extent reasonably required from time to time to enable Resources to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Alliant Energy, WPC will deliver to Alliant Energy a written statement as to whether it has complied with such requirements.

     Section 5.2. Notices. Any notice required under any provision of this Agreement shall be made in the manner provided in the section entitled "Notices" in the Master Separation Agreement.

     Section 5.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without reference to the choice of law principles thereof.

     Section 5.4. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 5.5. Entire Agreement. This Agreement, together with the Master Separation Agreement and the Tax Separation and Indemnification Agreement, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

     Section 5.6. Amendments. This Agreement may not be modified, amended or terminated except by a written agreement signed by all of the parties hereto.

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     Section 5.7. Injunctions. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breach of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

     Section 5.8. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     Section 5.9. Other Agreements. Nothing contained herein shall limit the ability of WPC, Alliant Energy or Resources from time to time to enter into separate agreements or arrangements relating to the Common Stock held by any stockholder of WPC; provided, however, that WPC shall not grant to any Person the right to request that WPC register any equity securities of WPC, or any securities convertible into or exchangeable for equity securities of WPC unless such rights are consistent with the rights granted under this Agreement.

     Section 5.10.Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.

     Section 5.11. Transfer of Registration Rights.

         (a) Subject to Section 5.11(b), the registration rights of Alliant Energy and Resources under this Agreement with respect to any Registrable Securities may be transferred (i) to any affiliate of Alliant Energy or (ii) to any other Person (or group of Persons that would be required to exercise registration rights together as a group) if such Person or group acquires from Alliant Energy or Resources or their affiliates an amount of Registrable Securities equal to at least ten percent (10%) of the shares of Common Stock then outstanding; provided, however, that Alliant Energy and Resources shall retain their registration rights under this Agreement with respect to any Registrable Securities not so transferred. Any transfer of registration rights pursuant to this Section 5.11 shall be effective upon receipt by WPC of written notice from Alliant Energy stating the name and address of any transferee or group of transferees and identifying the Registrable Securities with respect to which the rights under this Agreement are being transferred.

         (b) The rights of a transferee or group of transferees under Section 5.11(a) shall be the same rights granted to Alliant Energy and Resources under this Agreement. In connection with any such transfer, the terms "Alliant Energy" and "Resources" as used herein shall, where appropriate to assign the rights and obligations of Alliant Energy and Resources hereunder to such transferee or group of transferees, be deemed to refer to the transferee holder or holders of the Registrable Securities. Upon the request of Alliant Energy, WPC shall execute a Registration Rights Agreement with such transferee or group of transferees or a proposed transferee or group of transferees substantially similar to this Agreement.

     Section 5.12. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon the parties hereto and their successors and permitted assigns and may not be assigned in whole or in part by any of them without the prior written consent of the other parties except as provided in
Section 5.11(a), and any such attempted assignment without such consent shall be null and void, except that Alliant Energy or Resources may assign its rights hereunder to an Affiliate of Alliant Energy without the prior written consent of WPC or its permitted successors or assigns.

     Section 5.13. Rules of Construction. Each of Alliant Energy, Resources and WPC agree that (a) the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation or construction of this Agreement, and (b) no usage of trade, course of dealing, course of performance or enforcement or surrounding circumstances shall be used in interpreting or construing this Agreement.

     Section 5.14. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                            WHITING PETROLEUM CORPORATION

                                            By:__________________________
                                               Name:  ___________________
                                               Title: ___________________



                                            ALLIANT ENERGY RESOURCES, INC.

                                            By:__________________________
                                               Name:  ___________________
                                               Title: ___________________



                                            ALLIANT ENERGY CORPORATION

                                            By:__________________________
                                               Name:  ___________________
                                               Title: ___________________